UBS PAINEWEBBER CASHFUND

                          Supplement to the Prospectus
                               dated July 29, 2002

                                                                     May 1, 2003

Dear Investor,

The purpose of this supplement is to notify you of changes to the fund's checkwriting service. The section captioned "Checkwriting Service" on page 9 of the prospectus is replaced in its entirety with the following:

      Checkwriting Service

      You may sell fund shares by writing a check. Checks will be cleared against a shareholder's fund account until June 9, 2003. When the fund's transfer agent receives the check for payment, the transfer agent will arrange for the sale of a sufficient amount of fund shares to cover the amount of the check. You will continue to receive dividends until the transfer agent receives the check.

      Effective June 9, 2003, checks will be cleared against the "total withdrawal limit" of a shareholder's UBS PaineWebber brokerage account. The withdrawal limit includes uninvested cash in the brokerage account, balances in money funds or other sweep options, and, if the investor has selected margin, the available margin loan value of securities held in the brokerage account.

      Checks should only be written for amounts of $500.00 or more. You will not receive canceled checks, but you may request photocopies of canceled checks. If you have insufficient funds in your account (fund or brokerage, as applicable) to cover a check you have written, the check will be returned to the payee. Checks written in amounts less than $500 will also be returned. You should not attempt to redeem all the shares in your fund account by writing a check because the amount of fund shares in your account is likely to change each day. Checks may not be used to transfer money into another UBS PaineWebber account, written for cash or used to close your account.

      You may obtain a supply of checks from UBS PaineWebber. You may be charged for specially imprinted checks, business checks, stop payment orders, copies of canceled checks, checks returned for insufficient funds, and checks written for less than $500. You will pay these charges through either the automatic sales of an appropriate number of fund shares or a charge against your brokerage account. You may obtain the necessary forms for the checkwriting service from your Financial Advisor. This service generally is not available to persons who own fund shares through any sub-account or tax-deferred retirement plan account. UBS PaineWebber may modify or terminate the checkwriting service at any time or impose service fees for checkwriting.

For more information on your fund, or to discuss other checking options, please contact your Financial Advisor.

                                                                   Item # ZS-176